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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549



                                   --------
                                   FORM 8-K

                                CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



                              February 16, 1996
                              -----------------
                               (Date of Report)



                         Bankers Building Land Trust
                 --------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



        Illinois                     0-9086                    36-6067489
 ----------------------           -------------            -------------------
(State or Other Jurisdiction       (Commission              (IRS Employer
       of Incorporation)            File Number)             Identification No.)



  AMCORE Bank N.A., Rockford
     501 Seventh Street
  Rockford, Illinois, Trustee                                       61104
-----------------------------                                    -----------
(Address of Principal Executive Office)                           (Zip Code)


Registrant's telephone number, including area code:  815-968-2241
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ITEM 5.     OTHER EVENTS.

            Reference is made to Exhibit A attached hereto.





















                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                Bankers Building Land Trust
                                                -----------------------------
                                                        (Registrant)

                                                By  AMCORE Bank, N.A., Rockford
                                                    Trustee



Dated  February 16, 1996                        By  Patricia N. Fong
       -----------------                            -------------------------
                                                    Patricia N. Fong
                                                    Vice President
                                                    and Trust Officer